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                                                                   EXHIBIT 23.02



          CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS

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                         CONSENT OF INDEPENDENT AUDITORS






The Board of Directors
Electronic Arts Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.



                                   /s/ KPMG PEAT MARWICK LLP
                                       ----------------------


Palo Alto, California
August 9, 1996